Exhibit 10.14

AMENDMENT NO. 1
to the
EMPLOYMENT AGREEMENT

AMENDMENT ("Amendment No. 1"), effective as of the 24th day of June 2014, by and between Ralph Lauren Corporation, a Delaware corporation (the "Company"), and Valerie Hermann (the "Executive").

WHEREAS, the Executive is party to an Employment Agreement by and between the Company and the Executive with an effective date of April 7, 2014 (the "Employment Agreement"); and

WHEREAS, the Company and the Executive wish to amend the Employment Agreement in certain respects;

NOW, THEREFORE, intending to be bound, the parties hereby agree as follows.

1.
The second bullet under the term "Bonus" in the "Executive Incentive Plan" section of Exhibit 1 to the Employment Agreement is amended in its entirety to read as follows, effective as of the date set forth above: "Your total bonus opportunity will be based 100% on total Company performance."

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IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be duly executed and the Executive has hereunto set her hand, effective as of the date first set forth above.

RALPH LAUREN CORPORATION

By:	/s/ Mitchell Kosh
Mitchell Kosh
Title: Executive Vice President, Human Resources

Date: June 24, 2014

EXECUTIVE

/s/ Valerie Hermann
Valerie Hermann

Date: August 7, 2014

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